[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.
EXHIBIT 4.68
Agreement On Modification no= 5 (AOM 5) under the Contract D33
IT IS HEREBY AGREED:
In order to take account of the netting off of the increases against the decreases referred to in the attached table “Public spaces items breakdown following Miami meetings September 2006 Rev. 4 04/10/06”.
(1)	that the Contract Price shall be [*] by the amount of:
          [*] Euros
          ([*] Euros)
(2)	that the Contract Price [*] referred to above shall be paid in accordance with Article 8, Clause 2.4 (ii) of the contract; and

(3)	that the modifications referred to in this AOM shall not change the Delivery Date or any other provision of the Contract.
Attached documents:
•	F3 agreed list of extras as discussed between NCL and Aker Yards SA Sept. 27th , Miami.

•	Set of floor & ceiling drawings

Signed for F3, Two Ltd		Signed for Aker Yards S.A.

/s/ Colin Veitch	Date:	/s/ Jacques Hardelay	Date: 11/6/07
	Name:		Name: Hardelay
Date 11/06/07
Name Colin Veitch

Agreement On Modification no= 11 (AOM 11) under the Contract D33
IT IS HEREBY AGREED:

On account of the agreed provision of Automatic / Wireless / Cellular telephone system Buyer’s supply, as defined in attached documents, and all related modifications works,
(1)	that the Contract Price shall be [*] by the amount of:
          [*] Euros
          ([*] Euros)
(2)	that the Contract Price [*] referred to above shall be paid in accordance with Article 8, Clause 2.4 (ii) of the contract; and

(3)	that the modifications referred to in this AOM shall not change the Delivery date or any other provision of the Contract.
Attached documents:
•	Scope of supply definition (2 pages)

•	Scope of supply sketch (1 page)

Signed for F3, Two Ltd		Signed for Aker Yards S.A.

/s/ Colin Veitch	Date:	/s/ Jacques Hardelay	Date: 11/6/07
	Name:		Name: Hardelay
Date 11/06/07
Name Colin Veitch

Agreement On Modification no= 12 (AOM 12) under the Contract D33

On account of the agreed provision of Public spaces layouts, as defined in letter CD33-017 dated 20th of July 2007, and all related modification works, it is hereby agreed that:
(1)	The Contract Price is [*] by the amount of:
          [*] Euros
          ([*] Euros)
(2)	The Contract Price [*] referred to above shall be paid in accordance with Article 8, Clause 2.4 (ii) of the contract; and

(3)	The weight of the modification is: [*] tons ([*])

(4)	The weight of the permanent stability ballast granted to the builder to compensate stability losses due to above [*] tons of modifications, is [*] tons of solid ballast, the price of which is not included in above contract price [*].

(5)	The modifications referred to in this AOM on the [*] has been addressed in our letter CD33 No0015 dated 16th of July 2007 with amendment No2.
Note 1: The final weight of solid ballast will be confirmed after the stability experience
Note 2: The DEADWEIGHT CAPACITY will be adjusted as per specification procedure (G.2.3)

Attached documents: CD33 - Letter No. 0017 and its appendixes

Signed for F3, Two Ltd		Signed for Aker Yards S.A.

/s/ Colin Veitch	Date:	/s/ Jacques Hardelay	Date: 11/6/07
	Name:		Name: Hardelay
Paragraph (1) not approved
Date 11/06/07
Name Colin Veitch

Agreement On Modification no= 13 (AOM 13 rev C) under the Contract D33

On account of the agreed provision of Suites, Standard Passenger state rooms, crew and Officer cabins as defined in letter CD33-020 dated 26th of July 2007, and all related modification works, it is hereby agreed that:
(1)	The Contract Price is [*] by the amount of: [*] Euros
          ([*] Euros)
(2)	The Contract Price [*] referred to above shall be paid in accordance with Article 8, Clause 2.4 (ii) of the contract; and

(3)	The weight of the modification is: [*] tons ([*]).

(4)	The weight of the permanent stability ballast granted to the builder to compensate stability losses due to above [*] tons of modifications, is [*] tons of solid ballast, the price of which is not included in above contract price [*].

(5)	The modifications referred to in this AOM on the revised delivery date has been addressed in our letter CD33 No0015 dated 16th of July 2007 with amendment No2

(6)	The contractual number of cabins referred to this AOM is revised as per matrix enclosed in CD33- letter 0020.
Note 1: The final weight of solid ballast will be confirmed after the stability experience
Note 2: The DEADWEIGHT CAPACITY will be adjusted as per specification procedure (G.2.3)

Attached documents: CD33 - Letter No. 0020 (with matrix for cabin number) and its appendixes

Signed for F3, One Ltd		Signed for Aker Yards S.A.

/s/ Colin Veitch	Date:	/s/ Jacques Hardelay	Date: 11/6/07
	Name:		Name: Hardelay
Paragraph (1) not approved
Date 11/06/07
Name Colin Veitch

Agreement On Modification no= 13 (AOM 13 rev D) under the Contract D33

On account of the agreed provision of Suites, Standard Passenger state rooms, crew and Officer cabins, as defined in letter CD33-020 dated 26th of July 2007, and all related modification works, it is hereby agreed that:
(1)	The Contract Price is [*] by the amount of: [*] Euros [*] Euros)
(2)	The Contract Price [*] referred to above shall be paid in accordance with Article 8. Clause 2.4 (ii) of the contract; and

(3)	The weight of the modification is: [*] tons ([*])

(4)	The weight of the permanent stability ballast granted to the builder to compensate stability losses due to above [*] tons of modifications, is [*] tons of solid ballast, the price of which is not included in above contract price [*].

(5)	The modifications referred to in this AOM on the [*] has been addressed in our letter CD33-No0015 dated 16th of July 2007 with amendment No2.

(6)	The contractual number of cabins referred to this AOM revised as per matrix enclosed in CD33- letter 0020.

Note 1: The final weight of solid ballast will be confirmed after the stability experience
Note 2: The DEADWEIGHT CAPACITY will be adjusted as per specification procedure (G.2.3)

Attached documents: CD33 - Letter No. 0020 (with matrix for cabin number) and its appendixes

Signed for F3, Two Ltd		Signed for Aker Yards S.A.

/s/ Colin Veitch	Date: 12/15/07	/s/ Jacques Hardelay	Date: 14/12/2007
	Name: COLIN VEITCH		Name: JACQUES HARDELAY

Agreement On Modification no= 14 (AOM 14) under the Contract D33

On account of the agreed provision of Public spaces layouts, as defined in letter CD33-016 dated 20th of July 2007, and all related modification works, it is hereby agreed that:
(1)	The Contract Price is [*] by the amount of [*] Euros
     ([*] Euros)
(2)	The Contract Price [*] referred to above shall be paid in accordance with Article 8, Clause 2.4 (ii) of the contract; and

(3)	The weight of the modification is: [*] tons ([*]).

(4)	The weight of the permanent stability ballast granted to the builder to compensate stability losses due to above [*] tons of modifications, is [*] tons of solid ballast, the price of which is not included in the above contract price [*].

(5)	The modifications referred to in this AOM on the [*] has been addressed in our letter CD33 No0015 dated 16th of July 2007 with amendment No2
Note 1: The final weight of solid ballast will be confirmed after the stability experience
Note 2: The DEADWEIGHT CAPACITY will be adjusted as per specification procedure (G.2.3)

Attached documents: CD33 - Letter No. 0016 and its appendixes

Signed for F3, Two Ltd		Signed for Aker Yards S.A.

/s/ Colin Veitch	Date:	/s/ Jacques Hardelay	Date: 11/6/07
	Name:		Name: Hardelay
Paragraph (1) not approved
Date 11/06/07
Name Colin Veitch

Agreement On Modification no= 16 (AOM 16) under the Contract D33

As defined in letter CD33-023 dated 17th of September 2007, and all related modification works, it is hereby agreed that:
(1)	The Contract Price is [*] by the amount of [*] Euros
          ([*] Euros)
(2)	The Contract Price [*] referred to above shall be paid in accordance with Article 8, Clause 2.4 (ii) of the contract; and

(3)	The weight of the modification is: [*] tons ([*]).

(4)	The weight of the permanent stability ballast granted to the builder to compensate stability losses due to above [*] Kg of modification, is [*] Kg of solid ballast, the price of which is not included in the above contract price [*].
Note 1: The final weight of solid ballast will be confirmed after the stability experience.
Note 2: The DEADWEIGHT CAPACITY will be adjusted as per specification procedure (G.2.3).

Attached documents: CD33 - Letter No. 0023 and its appendixes

Signed for F3, Two Ltd		Signed for Aker Yards S.A.

/s/ Colin Veitch	Date:	/s/ Jacques Hardelay	Date: 11/6/07
	Name:		Name: Hardelay
Date 11/06/07
Name Colin Veitch

Agreement On Modification no= 18 (AOM 18) under the Contract D33

On account of the agreed provision of Public spaces layouts, as defined in letter CD33-018 dated 26th of July 2007, and all related modification works, it is hereby agreed that:
(1)	The Contract Price is [*] by the amount of: [*] Euros ([*] Euros)
(2)	The Contract Price [*] referred to above shall be paid in accordance with Article 8, Clause 2.4 (ii) of the contract; and

(3)	The weight of the modification is: [*] tons ([*]).

(4)	The weight of the permanent stability ballast granted to the builder to compensate stability losses due to above [*] tons of modifications, is [*] tons of solid ballast, the price of which is not included in above contract price [*].

(5)	The modifications referred to in this AOM on the [*] has been addressed in our letter CD33 No0015 dated 16th of July 2007 with amendment No2

Note 1: The final weight of solid ballast will be confirmed after the stability experience
Note 2: The DEADWEIGHT CAPACITY will be adjusted as per specification procedure (G.2.3)

Attached documents: CD33 - Letter No. 0018 and its appendixes

Signed for F3, One Ltd		Signed for Aker Yards S.A.

/s/ Colin Veitch	Date:	/s/ Jacques Hardelay	Date: 11/6/07
	Name:		Name: Hardelay
Paragraph (1) not approved
Date 11/06/07
Name Colin Veitch

Agreement On Modification no= 18 (AOM 18 A) under the Contract D33

On account of the agreed provision of Public spaces layouts, as defined in letter CD33-018 dated 28th of July 2007, and all related modification works, it is hereby agreed that:
(1)	The Contract Price is [*] by the amount of [*] Euros [*] Euros)
(2)	The Contract Price [*] referred to above shall be paid in accordance with Article 8, Clause 2.4 (ii) of the contract; and

(3)	The weight of the modification is: [*] tons ([*])

(4)	The weight of the permanent stability ballast granted to the builder to compensate stability losses due to above [*] tons of modifications, is [*] tons of solid ballast, the price of which is not included in above contract price [*].

(5)	The modifications referred to this AOM on the [*] has been addressed in our letter CD33-No0015 dated 16th July 2007 with amendment No2

Note 1: The final weight of solid ballast will be confirmed after the stability experience
Note 2: The DEADWEIGHT CAPACITY will be adjusted as per specification procedure (G.2.3)

Attached documents: CD33 - Letter No. 0018 and its appendixes

Signed for F3, Two Ltd		Signed for Aker Yards S.A.

/s/ Colin Veitch	Date: 12/15/07	/s/ Jacques Hardelay	Date: 14/12/2007
	Name: COLIN VEITCH		Name: J. HARDELAY

Agreement On Modification no= 19 (AOM 19) under the Contract D33

On account of the agreed provision of Public spaces layouts, as defined in letter CD33-019 dated 26th of July 2007, and all related modification works, it is hereby agreed that:
(1)	The Contract Price is [*] by the amount of: [*] Euros ([*] Euros)
(2)	The Contract Price [*] referred to above shall be paid in accordance with Article 8, Clause 2.4 (ii) of the contract; and

(3)	The weight of the modification is: [*] tons ([*]).

(4)	The weight of the permanent stability ballast granted to the builder to compensate stability losses due to above [*] tons of modifications, is [*] tons of solid ballast, the price of which is not included in above contract price [*].

(5)	The modifications referred to in this AOM on the [*] has been addressed in our letter CD33 No0015 dated 16th of July 2007 with amendment No2

Note 1: The final weight of solid ballast will be confirmed after the stability experience
Note 2: The DEADWEIGHT CAPACITY will be adjusted as per specification procedure (G.2.3)

Attached documents: CD33 - Letter No. 0019 and its appendixes

Signed for F3, One Ltd		Signed for Aker Yards S.A.

/s/ Colin Veitch	Date:	/s/ Jacques Hardelay	Date: 11/6/07
	Name:		Name: Hardelay
Paragraph (1) not approved
Date 11/06/07
Name Colin Veitch

Agreement On Modification no= 22 (AOM 22) under the Contract D33

As defined in letter CD33-024 dated 17th of September 2007, and all related modification works, it is hereby agreed that:
(1)	The Contract Price is decreased by the amount of: [*] Euros ([*] Euros)
(2)	The Contract Price [*] referred to above shall be paid in accordance with Article 8, Clause 2.4 (ii) of the contract; and

(3)	The weight of the modification is: [*] tons ([*]).

(4)	The weight of the permanent stability ballast granted to the builder to compensate stability losses due to above [*] tons of modifications, is [*] ton of solid ballast, the price of which is not included in above contract price [*].

Note 1: The final weight of solid ballast will be confirmed after the stability experience.
Note 2: The DEADWEIGHT CAPACITY will be adjusted as per specification procedure (G.2.3).

Attached documents: CD33 - Letter No. 0024 and its appendixes

Signed for F3, Two Ltd		Signed for Aker Yards S.A.

/s/ Colin Veitch	Date:	/s/ Jacques Hardelay	Date: 11/6/07
	Name:		Name: Hardelay
Date 11/06/07
Name Colin Veitch

Agreement On Modification no= 25 (AOM 25) under the Contract D33

As defined in letter CD33-0028 dated 18th of September 2007, and all related modification works, it is hereby agreed that:
(1)	The Contract Price is [*] by the amount of [*] Euros ([*] Euros)
(2)	The Contract Price variation referred to above shall be paid in accordance with Article 8, Clause 2.4(ii) of the contract; and

(3)	The weight of the modification is: [*] tons ([*])

(4)	The weight of the permanent stability ballast granted to the Builder to compensate stability losses due to above [*] tons of modification, is [*] tons [*] of solid ballast, the price of which is not included in above contract price [*].

(5)	The modifications referred to in this AOM on the [*] has been addressed in our letter CD33-No00154 dated 16th July 2007 with amendment No2

Note 1: The final weight of solid ballast will be confirmed after the stability experience.
Note 2: The deadweight capacity will be adjusted as per specification procedure (G.2.3).

Attached documents: CD33 - Letter No. 0028 and its appendixes.

Signed for F3, Two Ltd		Signed for Aker Yards S.A.

/s/ Colin Veitch	Date:	/s/ Jacques Hardelay	Date: 11/6/07
	Name:		Name: Hardelay
Paragraph (1) not approved
Date 11/06/07
Name Colin Veitch

Agreement On Modification no= 28 (AOM 28-A) under the Contract D33

As defined in letter CD33-0032 dated 25th October 2007, and all related modification works, it is hereby agreed that:
(1)	The Contract Price is [*] by the amount of: [*] Euros ([*] Euros)
(2)	The Contract Price variation referred to above shall be paid in accordance with Article 8. Clause 2.4(ii) of the contract; and

(3)	The weight of the modification is: [*] ([*])

(4)	The weight of the permanent stability ballast granted to the builder to compensate stability losses due to above [*] tons of modifications, is [*] tons ([*]) of solid ballast, the price of which is not included in above contract price [*].

(5)	The modifications referred to this AOM on the [*] have been addressed in our letter CD33-00154 dated 16th July 2007 with amendment no2.
Note 1: The final weight of solid ballast will be confirmed after the stability experience.
Note 2: The deadweight capacity will be adjusted as per specification procedure (G.2.3).

Attached documents: CD33 - Letter No. 0032 and its appendixes.

Signed for F3, Two Ltd		Signed for Aker Yards S.A.

/s/ Colin Veitch	Date: 12/15/07	/s/ Jacques Hardelay	Date: 14/12/2007
	Name: COLIN VEITCH		Name: J. HARDELAY